SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	October 14, 2003

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 235-5500

Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

On October 14, 2003, Terayon Communication Systems, Inc. (Company) issued a press release that it will release financial results for its third quarter ended September 30, 2003 on Wednesday, October 22, at approximately 1 p.m. Pacific Time. A copy of the Company’s press release is attached hereto as Exhibit 99.1

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, the Company announced via press release the Company’s financial results for the third quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.2. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7. Exhibits.

99.1	Press Release, dated as of October 14, 2003, entitled Terayon to Announce Third Quarter 2003 Financial Results on October 22.
99.2	Press Release, dated as of October 22, 2003, entitled Terayon Reports Third Quarter 2003 Financial Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Arthur Taylor Arthur Taylor Chief Financial Officer

Date: October 23, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated as of October 14, 2003, entitled Terayon to Announce Third Quarter 2003 Financial Results on October 22.
99.2	Press Release, dated as of October 22, 2003, entitled Terayon Reports Third Quarter 2003 Financial Results.